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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2003

                       KINDER MORGAN ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)



          Delaware                   1-11234                  76-0380342
(State or other jurisdiction       (Commission             (I.R.S. Employer
      of incorporation)            File Number)          Identification No.)

                          500 Dallas Street, Suite 1000
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)

                                  713-369-9000
              (Registrant's telephone number, including area code)


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Item 5.  Other Events and Regulation FD Disclosure.

     On June 20, 2003, Kinder Morgan Energy Partners, L.P. issued a press release, a copy of which is included herewith as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits

     The following material is furnished pursuant to Item 5 as an exhibit to this Current Report on Form 8-K.

     (c) Exhibits

         Exhibit
         Number         Description
         ------         -----------
          99.1          Press release of Kinder Morgan Energy Partners, L.P.
                        issued June 20, 2003

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             KINDER MORGAN ENERGY PARTNERS, L.P.

                                 By: KINDER MORGAN G.P., INC.,
                                     its general partner

                                     By: KINDER MORGAN MANAGEMENT, LLC,
                                         its delegate

Dated:  June 20, 2003                    By: /s/ Joseph Listengart
                                             ----------------------------------
                                             Joseph Listengart
                                             Vice President and General Counsel

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                                  EXHIBIT INDEX

  Exhibit
  Number      Description
  ------      -----------
   99.1       Press release of Kinder Morgan Energy Partners, L.P. issued
              June 20, 2003